SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         October 28, 1998
                                                    ----------------------------

                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-7182                  13-2740599
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      (State or Other             (Commission             (I.R.S. Employer
      Jurisdiction of             File Number)           Identification No.)
       Incorporation)

World Financial Center, North Tower, New York, New York          10281-1332
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:            (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of
September 25, 1998 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain Merrill Lynch financial ratios for the periods presented.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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      (c)   Exhibits
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            (12)  Computation of Ratios of Earnings to Fixed Charges and
                  Combined Fixed Charges and Preferred Stock Dividends

            (99)  Additional Exhibits

                  (i) Preliminary Unaudited Consolidated Balance Sheet of Merrill Lynch as of September 25, 1998


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                MERRILL LYNCH & CO., INC.
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                                                      (Registrant)


                                        By: /s/ E. Stanley O'Neal
                                            ------------------------------------
                                                E. Stanley O'Neal
                                                Executive Vice President and
                                                Chief Financial Officer

Date: October 28, 1998


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

                                  EXHIBIT INDEX

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
   (12)       Computation of Ratios of Earnings to Fixed Charges and           5
              Combined Fixed Charges and Preferred Stock Dividends

   (99)       Additional Exhibits

              (i)   Preliminary Unaudited Consolidated Balance Sheet of      6-7
                    Merrill Lynch as of September 25, 1998


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